UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2013

BOSTON PROPERTIES, INC.

(Exact Name of Registrant As Specified in Charter)

Delaware	1-13087	04-2473675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of Principal Executive Offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 31, 2013, Boston Properties, Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement dated December 31, 2013 (the “Prospectus Supplement”) to its prospectus dated August 9, 2011, which was included in its automatic shelf registration statement on Form S-3 (No. 333-176157). The Prospectus Supplement relates to up to 49,000 shares of the Company’s common stock that may be issued from time to time if, and to the extent that, holders of the 3.625% Exchangeable Senior Notes due 2014 (the “Notes”) of the Company’s operating partnership, Boston Properties Limited Partnership (the “Operating Partnership”), exercise their rights pursuant to the Indenture governing the Notes, dated as of December 13, 2002 (the “Base Indenture”), as supplemented by Supplemental Indenture No. 7, dated as of August 19, 2008 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to exchange their Notes and the Operating Partnership elects to deliver shares of the Company’s common stock for any portion of any net amount deliverable upon exchange of the Notes.

Pursuant to the Indenture, on or after January 1, 2014, holders of Notes have the right to exchange their Notes at any time prior to 5:00 p.m., New York City time, on February 13, 2014 for consideration with a value per $1,000 principal amount of Notes exchanged equal to the value of 8.6974 shares of our common stock over a 20 consecutive trading-day observation period. This exchange rate reflects the adjustment that was made on December 31, 2013 in connection with the special dividend of $2.25 per share of common stock that the Company declared that is payable on January 29, 2014 to holders of record of its common stock as of the close of business on December 31, 2013. Any Notes not exchanged will mature on February 15, 2014, at which time holders of Notes will be entitled to receive the aggregate principal amount of $1,000 per Note plus accrued and unpaid interest thereon to, but excluding, February 15, 2014.

As of December 31, 2013, there was approximately $747,500,000 aggregate principal amount of the Notes outstanding.

The foregoing description is only a summary and is qualified in its entirety by reference to the Indenture, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

99.1	Indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Boston Properties, Inc.’s Current Report on Form 8-K/A filed on December 13, 2002).

99.2	Supplemental Indenture No. 7, dated as of August 19, 2008, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as Trustee, including a form of the 3.625% Exchangeable Senior Note due 2014 (incorporated by reference to Exhibit 4.1 to Boston Properties, Inc.’s Current Report on Form 10-Q filed on August 20, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

Date: December 31, 2013	By:	/s/ Michael E. LaBelle
	Name:	Michael E. LaBelle
	Title:	Senior Vice President, Chief Financial Officer and Treasurer